ANNUAL REPORT
                                 JUNE 30, 1997

                             (Eastcliff Funds Logo)

                             Eastcliff Growth Fund

                          Eastcliff Total Return Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              NO-LOAD MUTUAL FUNDS

                                   Eastcliff
                                  Growth Fund

                                                                   July 29, 1997
Dear Shareholder:

  To summarize for new shareholders, the Fund's investment objective is to produce long-term growth of capital. It does so by holding a portfolio of equities that have the prospect for strong future earnings growth and are attractively priced relative to other investment opportunities.

  For the year ending June 30, 1997, the Fund has appreciated 10.8%. On June
30, 1997, the Net Asset Value of the Eastcliff Growth Fund was $13.92. As stated in the Prospectus, the Fund will strive to maintain a near fully invested strategy in equities, and at fiscal year end the Fund had 99.1% of its assets invested in common stocks. During the last twelve months the sectors of emphasis were healthcare, technology and consumer cyclicals.

  After significant outperformance by a few mega cap stocks (36 largest stocks traded) versus the broad market for much of the past year, we began to see signs of broader market participation during the second quarter of 1997. On balance, with the exception of some well known, mega cap blue-chip growth stocks, valuations do not appear excessive. We remain confident that the superior characteristics of the Fund and the favorable economic environment will be beneficial to Growth Fund investors.

  We appreciate all of your support and interest in the Fund and look forward to providing each of our shareholders with favorable investment returns over the long term.

                                        Respectfully submitted,

                                        /s/ Clark J. Winslow

                                        Clark J. Winslow
                                        Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                             EASTCLIFF GROWTH FUND
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 JUNE 30, 1997

  The stock market performance over the past year demonstrates that no matter how much investment professionals try to forecast the economy as a precursor of the market's direction, short-term market moves are driven by emotion. In the past three months we have seen both sides of investor emotion - nervousness about loss of capital with the market indices declining almost 10%, and then enthusiasm for capital appreciation with the Dow Jones Industrial Average galloping 1450 points or 23% in the last two months. This type of an increase has never happened before when stocks had already risen 20% in the prior year. The 1997-to-date total return of the S&P 500 of 20.6% was the fourth strongest first half-year gain in the past 50 years.

  The principal factors behind the strong positive returns in the equity markets continue to be low inflation, stable interest rates, above-average corporate profit growth and a prosperous U.S. economy. This economic stability, combined with favorable fiscal and monetary policies, gives us confidence to maintain our forecast of moderate GDP growth, modest inflation and flat to lower interest rates.

  The Eastcliff Growth Fund's objective is to produce long-term growth in capital. It does so by investing in companies with strong future earnings growth prospects at reasonable valuations. Given the Fund's investment objective and the equity market's focus on earnings growth, we maintained a 97% weighting in stocks during the fiscal year ended June 30, 1997. The Fund maintained its sector emphasis in healthcare, consumer cyclicals and technology.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
          EASTCLIFF GROWTH FUND, STANDARD & POOR'S 500 STOCK INDEX AND
       50/50 BLEND OF RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 400
                              MIDCAP GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year                  +10.8%
Since inception 7/1/95  +18.0%

                            50/50 Blend of Russell 1000
           Eastcliff        Growth Index and Standard &  Standard & Poor's 500
   date  Growth Fund   Poor's 400 MidCap Growth Index**           Stock Index*
                                                   <F3>                   <F2>
  7/1/95*<F1> 10,000                             10,000                 10,000
 9/30/95      10,990                             10,982                 10,804
12/31/95      10,860                             11,115                 11,453
 3/31/96      11,680                             11,818                 12,068
 6/30/96      12,560                             12,362                 12,603
 9/30/96      13,080                             12,834                 12,991
12/31/96      12,690                             13,429                 14,090
 3/31/97      11,530                             13,285                 14,459
 6/30/97      13,916                             15,750                 16,983

Past performance is not predictive of future performance.

  *<F1> inception date

  *<F2> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

 **<F3> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. The Standard & Poor's 400 MidCap Growth Index contains 50% of the names in the Standard & Poor's 400 MidCap Index as determined by price-book ratio. The Standard & Poor's 400 MidCap Index consists of 400 domestic stocks chosen for market size.

                             EASTCLIFF GROWTH FUND
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
   SHARES OR                                                         QUOTED
   PRINCIPAL                                                         MARKET
    AMOUNT                                              COST          VALUE
    ------                                             -----         ------
LONG-TERM INVESTMENTS -- 99.1% (A)<F4>
COMMON STOCKS -- 99.1% (A)<F4>

CAPITAL GOODS SECTOR -- 4.6%
----------------------------
               MANUFACTURE-DIVERSE -- 1.7%
    11,200     Tyco International Ltd.            $  656,981      $ 779,106

               WASTE MANAGEMENT -- 2.9%
    34,800     USA Waste Services, Inc.*<F5>         813,874      1,344,150

COMMUNICATION SERVICES SECTOR -- 2.2%
-------------------------------------
               TELECOMMUNICATION-LONG DISTANCE -- 2.2%
    46,600     LCI International, Inc.*<F5>          854,116      1,019,375

CONSUMER CYCLICALS SECTOR -- 20.4%
----------------------------------
               RETAIL-BUILDING SUPPLY -- 6.1%
    26,800     The Home Depot, Inc.                1,114,751      1,847,538
    26,200     Lowe's Companies, Inc.                851,624        972,675
                                                  ----------     ----------
                                                   1,966,375      2,820,213

               RETAIL-DEPARTMENT STORES -- 5.2%
    38,725     Dollar General Corp.                  580,108      1,452,188
    18,300     Kohl's Corp.*<F5>                     444,496        968,765
                                                  ----------     ----------
                                                   1,024,604      2,420,953

               RETAIL-GENERAL MERCHANTS -- 2.6%
    34,343     Consolidated Stores Corp.*<F5>        512,148      1,193,419

               RETAIL-SPECIALTY -- 1.8%
    19,300     Barnes & Noble Inc.*<F5>              631,694        829,900

               SERVICES-ADVERTISING/MARKETING -- 1.5%
    17,000     Cognizant Corp.                       636,554        688,500

               SERVICES-COMMERCIAL & CONSUMER -- 1.2%
    36,800     PMT Services, Inc.*<F5>               652,010        561,200

               TEXTILES-APPAREL -- 2.0%
    23,100     Tommy Hilfiger Corp.*<F5>             759,049        928,343

CONSUMER STAPLES SECTOR -- 2.2%
-------------------------------
               RESTAURANTS -- 2.2%
    28,125     Papa John's
                 International, Inc.*<F5>            572,919      1,033,594

ENERGY SECTOR -- 3.2%
---------------------
               OIL & GAS-DRILLING & EQUIPMENT -- 3.2%
    16,700     Santa Fe International
                 Corporation*<F5>                    526,167        567,800
     7,200     Schlumberger Ltd.                     856,276        900,000
                                                  ----------     ----------
                                                   1,382,443      1,467,800

FINANCIALS SECTOR -- 6.0%
-------------------------
               CONSUMER FINANCE -- 3.0%
    37,550     MBNA Corp.                            673,678      1,375,269

               FINANCIAL (DIVERSE) -- 3.0%
    28,800     MGIC Investment Corp.                 842,567      1,380,614

HEALTHCARE SECTOR -- 25.6%
--------------------------
               BIOTECHNOLOGY -- 5.1%
    17,100     Amgen Inc.*<F5>                       764,037        993,937
    13,600     Centocor, Inc.*<F5>                   459,677        422,457
    34,900     Genzyme Corp.*<F5>                    837,487        968,475
                                                  ----------     ----------
                                                   2,061,201      2,384,869

               DIVERSE -- 1.8%
    21,400     Rexall Sundown, Inc.*<F5>             578,846        834,600

               DRUGS MAJOR -- 5.3%
    10,500     Merck & Co., Inc.                     859,330      1,086,750
    11,600     Pfizer Inc.                           519,778      1,386,200
                                                  ----------     ----------
                                                   1,379,108      2,472,950

               HOSPITAL MANAGEMENT -- 1.9%
    21,400     Vencor Inc.*<F5>                      679,980        904,150

               MANAGED CARE -- 8.0%
    18,000     Oxford Health Plans, Inc.*<F5>        433,276      1,291,500
    27,600     PhyCor, Inc.*<F5>                     695,305        950,489
    28,000     United HealthCare Corp.             1,317,698      1,456,000
                                                  ----------     ----------
                                                   2,446,279      3,697,989

               MEDICAL PRODUCTS & SUPPLIES -- 1.2%
    15,500     STERIS Corp.*<F5>                     424,313        579,312

               SPECIALIZED SERVICES -- 2.3%
    34,400     Omnicare, Inc.                        847,325      1,079,300

TECHNOLOGY SECTOR -- 34.9%
--------------------------
               COMMUNICATION-EQUIPMENT -- 1.7%
     8,900     ADC Telecommunications,
                 Inc.*<F5>                           285,467        297,038
    22,200     Aspect Telecommunications
                 Corp.*<F5>                          469,344        493,950
                                                  ----------     ----------
                                                     754,811        790,988

               COMPUTER SOFTWARE/SERVICES -- 19.6%
    27,050     Computer Associates
                 International, Inc.                 840,057      1,506,360
    12,400     Microsoft Corp.*<F5>                  536,092      1,567,050
    22,200     Oracle Corp.*<F5>                     593,270      1,118,325
    34,900     Parametric
                 Technology Corp.*<F5>               991,980      1,485,449
    20,600     PeopleSoft, Inc.*<F5>                 388,483      1,086,650
    35,300     Sterling Commerce Inc.*<F5>         1,061,595      1,160,488
    32,200     Synopsys, Inc.*<F5>                   981,178      1,183,350
                                                  ----------     ----------
                                                   5,392,655      9,107,672

               COMPUTERS-NETWORKING -- 3.8%
    26,500     Cisco Systems Inc.*<F5>               696,181      1,778,813

               ELECTRONICS-SEMICONDUCTORS -- 2.5%
     8,100     Intel Corp.                           491,713      1,148,685

               SERVICES-DATA PROCESSING -- 7.3%
    15,100     Ceridian Corp.*<F5>                   596,606        637,975
    36,970     First Data Corp.                    1,076,351      1,624,388
     7,100     FIserv, Inc.*<F5>                     298,604        316,837
    20,775     Paychex, Inc.                         417,497        789,450
                                                  ----------     ----------
                                                   2,389,058      3,368,650
                                                  ----------     ----------
               Total common stocks                30,120,482     45,990,414
                                                  ----------     ----------
               Total long-term
                 investments                      30,120,482     45,990,414

SHORT-TERM INVESTMENTS -- 0.3% (A)<F4>
               VARIABLE RATE DEMAND NOTES
  $112,943     Wisconsin Electric
                 Power Company                     $ 112,943      $ 112,943
                                                  ----------     ----------
               Total short-term
                 investments                         112,943        112,943
                                                  ----------     ----------
               Total investments                 $30,233,425     46,103,357
                                                 ===========
               Cash and receivables, less
                 liabilities -- 0.6% (A)<F4>                        285,548
                                                                -----------
               Net Assets                                       $46,388,905
                                                                ===========
               Net Asset Value Per Share
                 ($0.01 par value, 300,000,000
                 shares authorized), offering
                 and redemption price
                 ($46,388,905 / 3,331,368
                 shares outstanding)                             $    13.92
                                                                 ==========
  *<F5>Non-income producing security.
  (a)<F4>Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             EASTCLIFF GROWTH FUND
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
INCOME:
     Dividends                                                    $  95,688
     Interest                                                        57,661
                                                                 ----------
               Total income                                         153,349
                                                                 ----------
EXPENSES:
     Management fees                                                454,388
     Administrative services                                         75,438
     Professional fees                                               23,958
     Transfer agent fees                                             17,191
     Custodian fees                                                  12,713
     Amortization of organizational expenses                          6,301
     Printing and postage expense                                     4,516
     Registration fees                                                2,501
     Other expenses                                                   7,759
                                                                 ----------
               Total expenses before reimbursement                  604,765
     Less expenses assumed by adviser                              (14,325)
                                                                 ----------
               Net expenses                                         590,440
                                                                 ----------
NET INVESTMENT LOSS                                               (437,091)
                                                                 ----------
NET REALIZED LOSS ON INVESTMENTS                                   (70,019)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            5,204,147
                                                                 ----------
NET GAIN ON INVESTMENTS                                           5,134,128
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $4,697,037
                                                                 ==========

                      STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEAR ENDED JUNE 30, 1997 AND FOR THE PERIOD FROM JULY 1, 1995
                 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1996

                                                        1997           1996
                                                 -----------    -----------
OPERATIONS:
     Net investment loss                         $ (437,091)    $ (300,450)
     Net realized loss on investments               (70,019)    (1,552,031)
     Net increase in unrealized
       appreciation on investments                 5,204,147     10,665,785
                                                 -----------    -----------
               Net increase in net assets
                 resulting from operations         4,697,037      8,813,304
                                                 -----------    -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (517,469
       and 4,145,838 shares, respectively)         6,481,669     42,770,095
     Cost of shares redeemed (865,221 and
       466,718 shares, respectively)            (10,982,363)    (5,390,837)
                                                 -----------    -----------
               Net (decrease) increase in net
                 assets derived from Fund
                 share activities                (4,500,694)     37,379,258
                                                 -----------    -----------
               TOTAL INCREASE                        196,343     46,192,562

NET ASSETS AT THE BEGINNING OF THE PERIOD         46,192,562             --
                                                 -----------    -----------
NET ASSETS AT THE END OF THE PERIOD              $46,388,905    $46,192,562
                                                 ===========    ===========

  The accompanying notes to financial statements are an integral part of these statements.

                             EASTCLIFF GROWTH FUND
                              FINANCIAL HIGHLIGHTS
 (SELECTED DATA FOR EACH SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                               For the    For the Period from
                                            Year Ended   July 1, 1995*<F6> to
                                         June 30, 1997          June 30, 1996
                                         -------------   --------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $12.56                 $10.00
Income from investment operations:
     Net investment loss (a)<F7>                (0.14)                 (0.08)
     Net realized and unrealized
       gains on investments                       1.50                   2.64

Total from investment operations                  1.36                   2.56
Less distributions:
     Dividend from net investment income            --                     --
     Distribution from net realized gains           --                     --
                                                ------                 ------
Total from distributions                            --                     --
                                                ------                 ------
Net asset value, end of period                  $13.92                 $12.56
                                                ======                 ======
TOTAL INVESTMENT RETURN                          10.8%                  25.6%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          46,389                 46,193
Ratio of expenses (after reimbursement)
  to average net assets (b)<F8>                   1.3%                   1.3%
Ratio of net investment loss to
  average net assets (c)<F9>                    (1.0%)                 (0.8%)
Portfolio turnover rate                          54.3%                  40.3%
Average commission rate paid (d)<F10>          $0.0600                     --

    *<F6> Commencement of operations.
  (a)<F7> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  (b)<F8> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been, for the years ended June 30, 1997 and 1996, 1.3% and 1.4%, respectively.
  (c)<F9> If the Fund had paid all of its expenses, the ratio would have been, for the years ended June 30, 1997 and 1996, (1.0%) and (0.9%), respectively.
  (d)<F10> Disclosure required for fiscal years beginning after September 1, 1995.

  The accompanying notes to financial statements are an integral part of this statement.

                                Eastcliff Total
                                  Return Fund
                                                                   July 29, 1997
Dear Shareholder:

  We are pleased to have this annual opportunity to communicate the results of your Fund to you. Unlike a year ago, the strong continuance of the equity market and, more recently, the Government bond market, have enhanced the Fund assets. In addition, over the past twelve months we have distributed from income and capital gains $1.45807 per share to shareholders.

  We recognize the strength of our current markets will have occasional corrections, as witnessed by the two that recently occurred: the first in July 1996; and, more recently, in March 1997. The resilience of your Fund and the markets in general provided renewed appreciation following these brief corrections. One should expect those events to recur from time to time.

  On the economic front, there is no negative evidence to suggest a rapid expansion of inflation or a dramatic reduction in Corporate America's productivity. We believe our economic growth is presently slowing, as partially evident with lower commodity prices.

  The average compounded rate of return of your Fund was 28.1% for the one year period, and 15.6% for the five years ending June 30, 1997. As of July 29, 1997, your Board of Directors declared a dividend of $0.1161 per share from net investment income and a distribution of $0.52647 per share from net long-term capitalized gains, payable July 30, 1997, to shareholders of record on July 28, 1997.

  We are pleased to again report that your shares have appreciated to $16.86 per share as of June 30, 1997. As of that date, the equity allocation was 67.5%, as compared with 80.9% a year ago, and Government agency bonds of short-to-intermediate maturities were 28.3% of assets, as compared with 15.1% a year ago. Going forward, this figure will be affected as higher yielding bonds are called while overall interest rates decline, as has been the case recently.

  We continue to believe there are still good investment opportunities ahead, although we project more modest results than those experienced over the past few years.

  We appreciate your support as shareholders and commit to strive for good future investment returns.

  Respectfully submitted,

   /s/ Thomas M. Keresey                        /s/ Patrice J. Neverett

   Thomas M. Keresey                            Patrice J. Neverett
   Portfolio Manager                            Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                          EASTCLIFF TOTAL RETURN FUND
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 JUNE 30, 1997

  The Fund is dedicated to high quality growth by investing in companies that are leaders in their industry, and have demonstrated an ability to lead through product innovation, excellent long-term management, and final products or services with broad customer acceptance.

  Over the past year, the emphasis has focused on consumer non-durable companies and selected industrial leaders. Earnings, as well as their overall businesses, have been above average. The portfolio is broadly populated with U.S. companies that are having significant international business success. For example, our healthcare, pharmaceutical, and financial companies have proven their leadership internationally, and although a strong dollar can adversely impact short-term earnings for such companies, their performance over time has been considerably above average.

  One should not expect the continuance of our most successful last twelve months of Fund asset appreciation to continue unabated, but we can assure our shareholders that continued strong corporate earnings and above average results will be where we shall seek portfolio investments. Should the equity markets falter ahead, as some have predicted, your Fund has the flexibility to increase bond and reserve cash holdings as bond interest rates effectively compete with equity expectations, or adverse economic conditions develop forewarning of a more difficult investment scenario which would cause your management to increase its already conservative posture for above average total return results.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         EASTCLIFF TOTAL RETURN FUND, STANDARD & POOR'S 500 STOCK INDEX,
      NASDAQ COMPOSITE INDEX AND LEHMAN INTERMEDIATE CORPORATE BOND INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year    +28.1%
5-Year    +15.6%
10-Year   +12.3%

                                                                  Lehman
   date       Eastcliff        Standard        Nasdaq       Intermediate
           Total Return    & Poor's 500     Composite          Corporate
                   Fund    Stock Index*<F11>  Index**<F12>    Bond Index***<F13>
9/30/87          10,000          10,000        10,000             10,000
9/30/88           9,700           8,740         8,720             11,090
9/30/89          11,330          11,598        10,630             12,166
9/30/90           9,800          10,519         7,738             13,188
9/30/91          12,613          13,822        11,832             15,021
9/30/92          14,278          15,357        13,110             16,928
9/30/93          16,191          17,353        17,161             18,316
9/30/94          16,547          17,978        17,195             18,005
9/30/94          16,547          17,978        17,195             18,005
6/30/95          18,268          21,609        21,002             19,716
6/30/96          22,908          27,249        26,673             20,761
6/30/97          29,345          36,719        32,458             22,448

Past performance is not predicitve of future performance.

  *<F11> The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

 **<F12> The Nasdaq Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System - traded foreign common stocks and ADRs.

 ***<F13> The Lehman Intermediate Corporate Bond Index includes all Intermediate publicly issued, fixed rate debt issues rated investment grade or higher, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes Bonds with maturities of one to ten years and have outstanding par values of at least $100 million.

                          EASTCLIFF TOTAL RETURN FUND
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
   SHARES OR                                                         QUOTED
   PRINCIPAL                                                         MARKET
    AMOUNT                                              COST          VALUE
   -------                                             -----         ------

LONG-TERM INVESTMENTS -- 95.8% (A)<F14>
COMMON STOCKS -- 67.5% (A)<F14>

BASIC MATERIALS SECTOR -- 1.2%
------------------------------
               CHEMICALS -- 1.2%
     4,000     E.I du Pont de
                 Nemours & Co.                     $ 245,240      $ 251,500

CAPITAL GOODS SECTOR -- 4.2%
----------------------------
               ELECTRICAL EQUIPMENT -- 2.7%
     9,000     General Electric Co. (U.S.)           241,832        588,375

               MACHINERY (DIVERSE) -- 1.5%
     3,000     Caterpillar Inc.                      294,555        322,125

CONSUMER CYCLICALS SECTOR -- 1.6%
---------------------------------
               HOUSEHOLD FURNITURE & APPLIANCES -- 1.6%
     9,000     Sunbeam Corporation                   179,415        339,750

CONSUMER STAPLES SECTOR -- 8.9%
-------------------------------
               BEVERAGES-SOFT DRINK -- 3.1%
    10,000     The Coca-Cola Company                 351,275        675,000

               HOUSEHOLD PRODUCTS -- 2.7%
     2,000     Clorox Co.                            179,620        264,000
     5,000     Colgate-Palmolive Co.                 202,700        326,250
                                                  ----------     ----------
                                                     382,320        590,250

               PERSONAL CARE -- 3.1%
     7,000     Gillette Company                      336,045        663,250

ENERGY SECTOR -- 6.6%
----------------------
               OIL & GAS-DRILLING & EQUIPMENT -- 3.3%
     9,000     Halliburton Co.                       326,221        713,250

               OIL-DOMESTIC -- 1.8%
    10,000     TransMontaign Oil Co.*<F15>           142,500        198,750
     7,000     USX-Marathon Group                    140,420        202,125
                                                  ----------     ----------
                                                     282,920        400,875

               OIL-INTERNATIONAL -- 1.5%
     3,000     Texaco Inc.                           262,805        326,250

FINANCIALS SECTOR -- 10.5%
--------------------------
               BANKS-MAJOR REGIONAL -- 5.5%
    18,000     Barnett Banks, Inc.                   459,830        945,000
     3,000     Fifth Third Bancorp.                  160,982        246,189
                                                  ----------     ----------
                                                     620,812      1,191,189

               BANKS-MONEY CENTER -- 2.2%
     4,000     Citicorp                              162,490        482,252

               INSURANCE-MULTILINE -- 2.8%
     4,000     American International
                 Group, Inc.                         273,556        597,500

HEALTHCARE SECTOR -- 18.6%
--------------------------
               DIVERSE -- 7.1%
    11,000     Bristol-Myers Squibb Co.              379,893        891,000
    10,000     Johnson & Johnson                     299,675        643,750
                                                  ----------     ----------
                                                     679,568      1,534,750

               DRUGS MAJOR -- 11.5%
     6,000     Eli Lilly & Co.                       449,610        655,878
     5,000     Merck & Co., Inc.                     217,590        517,500
    11,000     Pfizer Inc.                           554,480      1,314,500
                                                  ----------     ----------
                                                   1,221,680      2,487,878

TECHNOLOGY SECTOR -- 14.3%
--------------------------
               COMMUNICATION-EQUIPMENT -- 4.4%
     6,000     Nokia Corp. "A" ADR                   384,360        442,500
    10,000     Plantronics, Inc.*<F15>               373,000        501,250
                                                  ----------     ----------
                                                     757,360        943,750

               COMPUTER HARDWARE -- 4.4%
     5,000     Compaq Computer Corp.*<F15>           234,925        496,250
     5,000     International Business
                 Machines Corp.                      199,462        450,940
                                                  ----------     ----------
                                                     434,387        947,190

               COMPUTER SOFTWARE/SERVICES -- 3.0%
     5,200     Microsoft Corp.*<F15>                 302,226        657,150

               ELECTRONICS-SEMICONDUCTORS -- 2.5%
     3,800     Intel Corp.                           269,035        538,889

UTILITIES SECTOR -- 1.6%
------------------------
               ELECTRIC COMPANIES -- 1.6%
     7,310     Duke Energy Corporation               178,898        350,427
                                                  ----------     ----------
               Total common stocks                 7,802,640     14,601,600

FEDERAL AGENCIES -- 28.3% (A)<F14>
  $100,000     FNMA, 7.00%,
                 due 04/16/01                        100,000        100,194
   300,000     FHLMC, 7.125%,
                 due 06/25/01                        299,642        303,195
   500,000     FHLB, 7.405%,
                 due 07/02/01                        500,000        500,362
   500,000     FFC, 7.43%,
                 due 10/07/02                        500,000        502,166
   200,000     FNMA, 7.30%,
                 due 10/28/02                        200,000        200,108
   500,000     FHLB, 7.27%,
                 due 04/15/03                        500,000        499,573
   200,000     FFC, 7.30%,
                 due 05/29/03                        200,000        200,016
   400,000     FHLMC, 7.29%,
                 due 01/23/04                        400,000        399,086
   500,000     FHLMC, 7.68%,
                 due 04/14/04                        500,000        503,031
   500,000     FNMA, 7.55%,
                 due 06/10/04                        500,000        505,277
   500,000     FNMA, 7.25%,
                 due 09/23/05                        496,428        494,207
   500,000     FHLMC, 7.44%,
                 due 04/07/06                        500,000        497,055
   300,000     FHLMC, 7.775%,
                 due 04/17/06                        300,000        299,628
   500,000     FHLMC, 8.00%,
                 due 04/09/07                        500,000        502,936
   500,000     FNMA, 8.00%,
                 due 04/09/07                        500,000        501,791
   100,000     FHLB, 7.375%,
                 due 07/09/07**<F16>                 100,000         99,003
                                                  ----------     ----------
               Total federal agencies              6,096,070      6,107,628
                                                  ----------     ----------
               Total long-term
                 investments                      13,898,710     20,709,228

SHORT-TERM INVESTMENTS -- 4.2% (A)<F14>
               VARIABLE RATE DEMAND NOTES
    57,289     Johnson Controls, Inc.                 57,289         57,289
   857,000     Wisconsin Electric
                 Power Company                       857,000        857,000
                                                 -----------     ----------
               Total short-term
                 investments                         914,289        914,289
                                                 -----------     ----------
               Total investments                 $14,812,999     21,623,517
                                                 ===========
               Cash and receivables,
                  less liabilities 0.0% (A)<F14>                      2,934
                                                                -----------
               Net Assets                                       $21,626,451
                                                                ===========
               Net Asset Value Per Share
                 ($0.01 par value, 300,000,000
                 shares authorized), offering
                 and redemption price
                 ($21,626,451 / 1,282,625
                 shares outstanding)                            $     16.86
                                                                ===========

 *<F15>Non-income producing security.

**<F16>When-issued Security.

FFC = Federal Farm Credit

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corp.

FNMA = Federal National Mortgage Association

(a)<F14>Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                          EASTCLIFF TOTAL RETURN FUND
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
INCOME:
     Dividends                                                   $  182,888
     Interest                                                       356,797
                                                                 ----------
               Total income                                         539,685
                                                                 ----------
EXPENSES:
     Management fees                                                191,191
     Administrative services                                         38,238
     Professional fees                                               24,498
     Transfer agent fees                                             13,122
     Custodian fees                                                   5,343
     Printing and postage expense                                     4,223
     Registration fees                                                2,884
     Other expenses                                                   4,881
                                                                 ----------
               Total expenses before reimbursement                  284,380
     Less expenses assumed by adviser                              (35,832)
                                                                 ----------
               Net expenses                                         248,548
                                                                 ----------
NET INVESTMENT INCOME                                               291,137
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                  1,161,127
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            3,367,773
                                                                 ----------
NET GAIN ON INVESTMENTS                                           4,528,900
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $4,820,037
                                                                 ==========

                      STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE YEARS ENDED JUNE 30, 1997 AND 1996

                                                        1997           1996
                                                 -----------    -----------
OPERATIONS:
     Net investment income                       $   291,137    $   113,519
     Net realized gain on investments              1,161,127      1,265,449
     Net increase in unrealized
       appreciation on investments                 3,367,773      2,394,305
                                                 -----------    -----------
               Net increase in net assets
                 resulting from operations         4,820,037      3,773,273
                                                 -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income
       ($0.11856 and $0.16617 per share,
        respectively)                              (147,615)      (207,699)
     Distributions from net realized gains
       ($1.33951 and $0.16455 per share,
       respectively)                             (1,639,171)      (204,567)
                                                 -----------    -----------
               Total distributions               (1,786,786)**    (412,266)*
                                                       <F18>          <F17>
                                                 -----------    -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (186,332
       and 285,109 shares, respectively)           2,803,684      3,666,446
     Net asset value of shares issued in
       distributions (122,270 and 16,739 shares,
       respectively)                               1,640,933        213,524
     Cost of shares redeemed (243,315 and
       405,622 shares, respectively)             (3,650,816)    (5,247,179)
                                                 -----------    -----------
               Net increase (decrease) in net
                 assets derived from Fund share
                 activities                          793,801    (1,367,209)
                                                 -----------    -----------
               TOTAL INCREASE                      3,827,052      1,993,798
NET ASSETS AT THE BEGINNING OF THE YEAR           17,799,399     15,805,601
                                                 -----------    -----------
NET ASSETS AT THE END OF THE YEAR
     (including undistributed net investment
       income of $150,041 and $33,702,
       respectively)                             $21,626,451    $17,799,399
                                                 ===========    ===========

*<F17> Total distributions include $324,352 of ordinary income, of which 27% is eligible for the corporate dividends received deduction.

**<F18>Total distributions include $1,209,453 of ordinary income, of which 23% is eligible for the corporate dividends received deduction.

  The accompanying notes to financial statements are an integral part of these statements.

                          EASTCLIFF TOTAL RETURN FUND
                              FINANCIAL HIGHLIGHTS
  (SELECTED DATA FOR EACH SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                For the
                                                 Period
                                                   from
                                             October 1,
                                  Years Ended   1994 to
                                     June 30,  June 30,                     Years Ended September 30,
                            -----------------  --------   -------------------------------------------------------------------
                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of year          $14.62    $11.96    $11.92    $12.38    $11.96    $11.56    $ 9.47    $11.40    $ 9.88    $13.94
Income from
  investment operations:
     Net investment income     0.23      0.09      0.14      0.15      0.19      0.13      0.28      0.33      0.24      0.06
     Net realized and
       unrealized gains
       (losses)
        on investments         3.47      2.90      0.71      0.12      1.28      1.27      2.30    (1.82)      1.40    (1.17)
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations                   3.70      2.99      0.85      0.27      1.47      1.40      2.58    (1.49)      1.64    (1.11)
Less distributions:
     Dividends from net
       investment income     (0.12)    (0.17)    (0.14)    (0.18)    (0.15)    (0.23)    (0.36)    (0.26)    (0.11)        --
     Distributions from net
       realized gains        (1.34)    (0.16)    (0.67)    (0.55)    (0.90)    (0.77)    (0.13)    (0.18)    (0.01)    (2.95)
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from distributions     (1.46)    (0.33)    (0.81)    (0.73)    (1.05)    (1.00)    (0.49)    (0.44)    (0.12)    (2.95)
                            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of year                $16.86    $14.62    $11.96    $11.92    $12.38    $11.96    $11.56   $  9.47    $11.40   $  9.88
                            =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN (d)   28.1%     25.4%  10.4%(a)<F19> 2.2%     13.4%     13.2%     28.7%   (13.5%)     16.8%    (3.0%)
                       <F22>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (in 000's $)               21,626    17,799    15,806     2,478     2,683     2,631     2,225     2,055     2,728     1,041
Ratio of expenses
     (after reimbursement)
     to average net
     assets(b)<F20>            1.3%      1.3%   1.5%(a)<F19> 2.0%      2.0%      2.7%      2.0%      2.4%      3.0%      2.8%
Ratio of net investment income
     to average net
     assets(c)<F21>            1.5%      0.7%   2.5%(a)<F19> 1.3%      1.5%      1.2%      2.4%      2.8%      2.8%      1.7%
Portfolio turnover rate       58.3%     95.1%     89.4%     13.2%     28.0%     34.9%     38.0%     62.7%     27.2%     51.9%
Average commission
  rate paid(e)<F23>         $0.0624        --        --        --        --        --        --        --        --        --

(a)<F19> Annualized.

(b)<F20> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1997 and 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending September 30, 1994,
1993, 1992, 1991, 1990, 1989 and 1988, as follows: 1.5%, 1.6%, 2.6%(a)<F19>,
3.0%, 2.8%, 3.3%, 3.2%, 3.1%, 4.4% and 11.8%, respectively.

(c)<F21> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1997 and 1996, for the period from October 1, 1994 to June 30, 1995 and for the years ending September 30, 1994,
1993, 1992, 1991, 1990, 1989 and 1988, as follows: 1.3%, 0.4%, 1.4%(a)<F19>,
0.2%, 0.8%, 0.6%, 1.3%, 2.1%, 1.4% and (7.4%), respectively.

(d)<F22> Effective December 31, 1994, the Fund changed investment advisers from
Fiduciary Management, Inc. to Resource Capital Advisers, Inc.

(e)<F23> Disclosure required for fiscal years beginning after September 1, 1995.

  The accompanying notes to financial statements are an integral part of this statement.

                               Eastcliff Regional
                              Small Capitalization
                                   Value Fund
                                                                   July 29, 1997
Dear Shareholder:

  The first half of 1997 has been a rewarding period for investors. Your portfolio has produced a return of 12.3% versus 10.2% for the Russell 2000 year to date. At June 30, 1997 the Fund's assets were over $29 million and the net asset value had appreciated to $12.23.

  Some of the investments that contributed to the performance in the first half of 1997 are: Funco, Inc., a Minnesota headquartered video game retailer that is benefiting from the Nintendo 64/Sony Playstation boom and greater management focus on profitability; Merrill Corp., a printing company based in Minnesota that is enjoying robust demand for its services from the financial, mutual fund, legal, and corporate markets; Federal-Mogul Corp., a Michigan based manufacturer of parts for automobiles and light trucks which is undergoing significant operational restructuring that should enhance the long-term earnings power; and, Central Newspapers, Inc., an Indiana based newspaper publisher which dominates the Phoenix and Indianapolis markets and is taking steps to improve the value of the company's papers.

  As of July 29, 1997, your Board of Directors declared a dividend of $0.00566 per share from net investment income and a distribution of $0.07183 from short-term realized capital gains which will be treated as ordinary income, payable
July 30, 1997, to shareholders of record on July 28, 1997.

  As always, we want to acknowledge that without your support we would not be where we are today. Our challenge everyday is to repay your trust. We think it is important to note that significant amount of our net worth is also invested with you in the Eastcliff Regional Small Capitalization Value Fund. Therefore, we treat your investments as if they were our own. We look forward to the continuation of what we hope will be a very successful partnership.

  Sincerely,

   /s/ Richard W. Jensen   /s/ Elizabeth M. Lilly  /s/ Richard J. Rinkoff

   Richard W. Jensen       Elizabeth M. Lilly      Richard J. Rinkoff

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 JUNE 30, 1997

  Woodland Partners is often asked for its opinion about the level of the stock market and general economic conditions. We spend only a nominal amount of time trying to determine the future direction of the economy, interest rates or the stock market. We don't know with any useful precision whether the economy will speed up or slow down, interest rates will rise or fall or whether inflation will rear its ugly head. Rather than focusing in the level of the market, our task is to concentrate every day on investing in the best companies we can find for the Fund. Longer term, we continue to believe that compounding money at a steady rate is the best strategy and that stocks will provide better returns than bonds or cash. The first six months of 1997 rewarded that approach. As we enter the second half, we see nothing that will materially disturb the current environment which is beneficial for equity ownership. We will always stay alert to change but focus our time where we believe we have an edge that will benefit the Fund.

  At present, we have forty-seven companies represented in the portfolio. As managers of a capital appreciation fund, we believe in investing a relatively high portion of the portfolio in a limited number of companies. We follow a bottom-up strategy to investing that pays nominal attention to forecasting the economy or moves in interest rates. Instead, we focus on investing in the best companies we can find with strong managements and that are undervalued by the market.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

      date                 Eastcliff Regional
              Small Capitalization Value Fund      Russell 2000 Index*<F24>

   9/16/96*<F25>                       10,000                   10,000
   9/30/96                              9,850                   10,128
  12/31/96                             10,908                   10,655
   3/31/97                             10,517                   10,104
   6/30/97                             12,250                   11,742

Past performance is not predictive of future performance.

  *<F25> inception date 9/16/96

  *<F24> The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank
 Russell Company.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
SHARES OR                                                            QUOTED
PRINCIPAL                                                            MARKET
AMOUNT                                                  COST          VALUE
------                                                 -----        -------
LONG-TERM INVESTMENTS -- 96.1% (A)<F27>
COMMON STOCKS -- 96.1% (A)<F27>

BASIC MATERIALS SECTOR -- 5.7%
------------------------------
               CHEMICALS-SPECIALTY -- 3.7%
17,400         Ferro Corp.                       $   563,887    $   644,896
7,800          H.B. Fuller Co.                       395,366        429,000
                                                 -----------    -----------
                                                     959,253      1,073,896

               IRON & STEEL -- 0.7%
19,000         Dynamic Materials Corp.*<F26>         152,619        220,875

               METALS MINING -- 1.3%
22,300         Citation Corp.*<F26>                  322,216        381,887

CAPITAL GOODS SECTOR -- 20.6%
-----------------------------
               AEROSPACE/DEFENSE -- 2.2%
11,500         Alliant Techsystems Inc.*<F26>        595,144        632,500

               ELECTRICAL EQUIPMENT -- 3.4%
36,300         MagneTek, Inc.*<F26>                  585,297        603,488
40,600         TSI Inc.                              390,113        385,700
                                                 -----------    -----------
                                                     975,410        989,188

               MANUFACTURE-DIVERSE -- 5.0%
19,300         IDEX Corp.                            488,178        636,900
 8,500         Pentair, Inc.                         243,232        279,438
20,000         Premark International, Inc.           435,103        535,000
                                                 -----------    -----------
                                                   1,166,513      1,451,338

               MANUFACTURE-SPECIAL -- 6.1%
19,300         Donaldson Company, Inc.               581,164        733,400
17,500         Graco Inc.                            487,229        527,187
22,900         OmniQuip
                 International, Inc.*<F26>           336,350        529,563
                                                 -----------    -----------
                                                   1,404,743      1,790,150

               OFFICE EQUIPMENT & SUPPLIES -- 2.2%
24,500         National Computer
                 Systems, Inc.                       535,313        652,312

               TRUCKS & PARTS -- 1.7%
56,500         Deflecta-Shield Corp.*<F26>           491,238        494,375

CONSUMER CYCLICALS SECTOR -- 30.5%
----------------------------------
               AUTO PARTS & EQUIPMENT -- 11.0%
44,300         Federal-Mogul Corp.                 1,037,171      1,550,500
19,400         SPX Corp.                             684,995      1,257,372
 9,400         Tower Automotive, Inc.*<F26>          284,511        404,200
                                                 -----------    -----------
                                                   2,006,677      3,212,072

               CONSUMER (JEWELRY/GIFT) -- 3.1%
27,200         Stanhome Inc.                         740,421        894,200

               FOOTWEAR -- 1.4%
31,900         The Stride Rite Corp.                 461,503        410,712

               PUBLISHING-NEWSPAPER -- 3.6%
14,700         Central Newspapers, Inc.              726,826      1,052,887

               RETAIL-GENERAL MERCHANDISE -- 1.3%
21,300         Fingerhut Companies, Inc.             297,341        371,429

               RETAIL-SPECIALTY -- 1.6%
25,600         Funco, Inc.*<F26>                     289,760        473,600

               SERVICES-ADVERTISING/MARKETING -- 3.1%
45,900         AC Nielsen Corp.*<F26>                819,474        900,787

               TEXTILES-APPAREL -- 5.4%
12,100         Samsonite Corp.*<F26>                 528,530        533,913
62,800         Sport-Haley, Inc.*<F26>               946,687      1,051,900
                                                 -----------    -----------
                                                   1,475,217      1,585,813

CONSUMER STAPLES SECTOR -- 11.8%
--------------------------------
               ENTERTAINMENT -- 3.9%
34,400         Ballantyne of Omaha, Inc.*<F26>       382,923        619,200
51,200         LodgeNet
                 Entertainment Corp.*<F26>           628,880        512,000
                                                 -----------    -----------
                                                   1,011,803      1,131,200

               FOODS -- 4.8%
56,500         International
                 Multifoods Corp.                  1,038,983      1,419,562

               RESTAURANTS -- 1.1%
26,700         VICORP Restaurants, Inc.*<F26>        369,213        320,400

               SPECIALTY PRINTING -- 2.0%
15,800         Merrill Corp.                         352,269        574,725

FINANCIALS SECTOR -- 7.7%
-------------------------
               BANKS-MAJOR REGIONAL -- 1.8%
13,500         Community First
                 Bankshares, Inc.                    340,825        518,063

               INSURANCE-PROPERTY -- 3.2%
19,000         Horace Mann
                 Educators Corp.                     742,174        931,000

               SAVINGS & LOAN -- 2.7%
15,900         TCF Financial Corp.                   644,475        785,063

HEALTHCARE SECTOR -- 8.1%
-------------------------
               DRUGS MAJOR -- 0.9%
46,700         Orphan Medical, Inc.*<F26>            381,823        280,200

               MEDICAL PRODUCTS & SUPPLIES -- 7.2%
34,700         Applied Biometrics, Inc.*<F26>        406,017        195,188
50,000         Empi, Inc.*<F26>                      846,446        912,500
25,100         Lifecore Biomedical, Inc.*<F26>       386,537        345,125
60,600         Rehabilicare Inc.*<F26>               187,506        212,100
10,400         Rochester Medical Corp.*<F26>         181,088        148,200
17,800         Urologix Inc.*<F26>                   273,144        302,600
                                                 -----------    -----------
                                                   2,280,738      2,115,713

TECHNOLOGY SECTOR -- 11.7%
--------------------------
               COMMUNICATION-EQUIPMENT -- 2.5%
50,600         Communications
                 Systems, Inc.                       713,325        721,050


               COMPUTER HARDWARE -- 4.2%
28,100         Ciprico Inc.*<F26>                    401,900        428,525
53,100         Control Data Systems, Inc.*<F26>    1,076,044        789,863
                                                 -----------    -----------
                                                   1,477,944      1,218,388

               ELECTRONICS-INSTRUMENTS -- 1.5%
31,500         Bolder Technologies Corp.*<F26>       445,588        441,000

               ELECTRONICS-SEMICONDUCTORS -- 1.5%
24,100         Aetrium Inc.*<F26>                    281,475        445,850

               PHOTOGRAPHY/IMAGING -- 2.0%
22,500         Imation Corp.*<F26>                   603,290        593,438
                                                 -----------    -----------
               Total common stocks                24,103,593     28,083,673
                                                 -----------    -----------
               Total long-term
                 investments                      24,103,593     28,083,673

SHORT-TERM INVESTMENTS -- 4.8% (A)<F27>
               VARIABLE RATE DEMAND NOTES
$  225,819     Johnson Controls, Inc.                225,819        225,819
 1,183,500     Wisconsin Electric
                 Power Company                     1,183,500      1,183,500
                                                 -----------    -----------
               Total short-term
                 investments                       1,409,319      1,409,319
                                                 -----------    -----------
               Total investments                 $25,512,912     29,492,992
                                                 ===========

               Liabilities, less cash and
                 receivables (0.9%) (A)<F27>                      (261,674)
                                                                -----------
               Net Assets                                       $29,231,318
                                                                ===========
               Net Asset Value Per Share
                 ($0.01 par value, 300,000,000
                 shares authorized), offering
                 and redemption price
                 ($29,231,318 / 2,390,051
                 shares outstanding)                             $    12.23
                                                                ===========

  *<F26>Non-income producing security.

  (a)<F27>Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                            STATEMENT OF OPERATIONS
FOR THE PERIOD FROM SEPTEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS)
                          TO JUNE 30, 1997

INCOME:
     Dividends                                                   $  139,222
     Interest                                                        87,751
                                                                 ----------
               Total income                                         226,973
                                                                 ----------
EXPENSES:
     Management fees                                                144,375
     Administrative services                                         28,875
     Custodian fees                                                  14,331
     Professional fees                                               12,977
     Registration fees                                               11,436
     Transfer agent fees                                             10,780
     Amortization of organizational expenses                          3,730
     Printing and postage expense                                     2,324
     Other expenses                                                   4,094
                                                                 ----------
               Total expenses before reimbursement                  232,922
     Less expenses assumed by adviser                              (45,235)
                                                                 ----------
               Net expenses                                         187,687
                                                                 ----------
NET INVESTMENT INCOME                                                39,286
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                    163,139
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            3,980,080
                                                                 ----------
NET GAIN ON INVESTMENTS                                           4,143,219
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $4,182,505
                                                                 ==========

  The accompanying notes to financial statements are an integral part of this statement.

               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM SEPTEMBER 16, 1996 (COMMENCEMENT OF OPERATIONS)
                               TO JUNE 30, 1997

OPERATIONS:
     Net investment income                                      $    39,286
     Net realized gain on investments                               163,139
     Net increase in unrealized appreciation on investments       3,980,080
                                                                -----------
               Net increase in net assets resulting
                 from operations                                  4,182,505
                                                                -----------
DISTRIBUTION TO SHAREHOLDERS:
     Distribution from net investment income
       ($0.0175 per share)                                        (28,177)*
                                                                      <F28>
                                                                -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (2,565,434 shares)              27,036,329
     Net asset value of shares issued in
       distribution (1,341 shares)                                   14,533
     Cost of shares redeemed (176,724 shares)                   (1,973,872)
                                                                -----------
               Net increase in net assets derived
                 from Fund share activities                      25,076,990
                                                                -----------
               TOTAL INCREASE                                    29,231,318
NET ASSETS AT THE BEGINNING OF THE PERIOD                                --
                                                                -----------
NET ASSETS AT THE END OF THE PERIOD
     (including undistributed net investment
       income of $13,906)                                       $29,231,318
                                                                ===========

*<F28>Total distributions include $28,177 of ordinary income, of which 57% is eligible for the corporate dividends received deduction.

                              FINANCIAL HIGHLIGHTS
  (SELECTED DATA FOR EACH SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD)

                                                        For the Period from
                                                September 16, 1996+<F29> to
                                                              June 30, 1997
                                                     ----------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $10.00
Income from investment operations:
     Net investment income                                             0.02
     Net realized and unrealized gains on investments                  2.23
                                                                     ------
Total from investment operations                                       2.25
Less distributions:
     Dividend from net investment income                             (0.02)
     Distribution from net realized gains                                --
                                                                     ------
Total from distributions                                             (0.02)
                                                                     ------
Net asset value, end of period                                       $12.23
                                                                     ======
TOTAL INVESTMENT RETURN                                             22.5%**<F31>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                               29,231
Ratio of expenses (after reimbursement)
  to average net assets (a)<F32>                                      1.3%*<F30>
Ratio of net investment income to average net assets (b)<F33>         0.3%*<F30>
Portfolio turnover rate                                               29.4%
Average commission rate paid                                        $0.0693

  +<F29>Commencement of operations.

  *<F30>Annualized.

 **<F31>Not annualized.

 (a)<F32>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 1.6%*<F30>.

 (b)<F33>If the Fund had paid all of its expenses, the ratio would have been (0.0)%*<F30>.

  The accompanying notes to financial statements are an integral part of these statements.

                                EASTCLIFF FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940. This
 Company consists of a series of three funds: Eastcliff Growth Fund (the
 "Growth Fund'), Eastcliff Total Return Fund (the "Total Return Fund") and
 Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap
 Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

   The investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Regional Small Cap Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies headquartered in Colorado, Illinois, Indiana, Iowa, Michigan, Minnesota, Montana, Nebraska, North and South Dakota,
 Ohio and Wisconsin.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $30,285,117, $14,816,993 and $25,526,311 for the Growth
Fund, Total Return Fund and Regional Small Cap Fund, respectively. The difference between cost amounts for book purposes and tax purposes is due to deferred wash sale losses.

 (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities.

 (c) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

 (d) Provision has not been made for Federal income taxes since the Regional
Small Cap Fund will elect and the Growth Fund and Total Return Fund have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Growth Fund has $166,241 and $1,030,979 of net capital losses which expire June 30, 2004 and 2005, respectively and $373,138 of post-October losses, both of which may be used to offset capital gains in future years to the extent provided by tax regulations.

 (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

 (g) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to paid-in capital.

 (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED
 PARTIES --

   The Funds have entered into management agreements with Resource Capital
 Advisers, Inc. ("RCA"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Funds pay RCA a monthly fee at the annual rate of 1% of such Funds daily net assets.

   In addition to the reimbursement required under the management agreements, RCA has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $14,325, $35,832 and $45,235 for the year ending June 30, 1997, for the Growth Fund and Total
 Return Fund, and for the period from September 16, 1996 to June 30, 1997 for the Regional Small Cap Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by RCA.

   The Funds have administrative agreements with Fiduciary Management, Inc.
 ("FMI"), with whom certain directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by RCA. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $30,000,000 of the daily net assets of such Fund and 0.1% on the daily net assets of such Fund over $30,000,000.

   The Funds have entered into Distribution Plans (the "Plans"), pursuant to
 Rule 12b-1 under the Investment Company Act of 1940 with RCA. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by RCA during the year. Amounts payable under the Plans are paid monthly to RCA for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the period ending
 June 30, 1997, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

   Net investment income and net realized gains are distributed to shareholders.
 On July 29, 1997, the Total Return Fund distributed a dividend from net investment income of $150,041 ($0.1161 per share). In addition, the Total
 Return Fund distributed $680,437 ($0.52647 per share) from net long-term realized gains. Also, the Regional Small Cap Fund distributed a dividend from net investment income of $13,906 ($0.00566 per share) and $176,538 ($0.07183 per share) from net short-term realized gains. The distributions were paid on July 30, 1997, to shareholders of record on July 28, 1997.

(4)  DEFERRED EXPENSES --

   Organizational expenses for the Growth Fund and the Regional Small Cap Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by RCA who will be reimbursed by the Growth Fund and the Regional Small Cap Fund over a period of five years. The unamortized organizational expenses at June 30, 1997, were $18,903 and $21,137, respectively.

(5)  INVESTMENT TRANSACTIONS --

   For the year ending June 30, 1997, purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $24,044,163 and $28,834,332, respectively; purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $10,739,463 and $11,636,642, respectively; purchases and proceeds of sales of investment securities of the Regional Small Cap Fund for the period from September 16, 1996 to June 30, 1997, (excluding short-term securities) were $28,912,807 and $4,972,353, respectively, and $1,999,500 and $0, respectively for short-term U.S. Government Securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

   As of June 30, 1997, liabilities of the Funds included the following:

                                                       TOTAL         REGIONAL
                                   GROWTH FUND   RETURN FUND   SMALL CAP FUND
                                   -----------   -----------   --------------
          Payable to brokers for
            investments purchased    $ 102,171     $ 100,000        $ 275,292
          Payable to RCA for
            management fees and
            deferred expenses           57,160        17,732           44,165
          Other liabilities             15,023         3,563            5,230

(7)  SOURCES OF NET ASSETS --

   As of June 30, 1997, the sources of net assets were as follows:

          Fund shares issued and
            outstanding            $32,141,023   $13,989,449      $25,074,193
          Net unrealized
            appreciation
            on investments          15,869,932     6,810,518        3,980,080
          Undistributed net
            realized
            (losses) gains
            on investments         (1,622,050)       676,443          163,139
          Undistributed net
            investment income               --       150,041           13,906
                                   -----------   -----------      -----------
                                   $46,388,905   $21,626,451      $29,231,318
                                   ===========   ===========      ===========

   Aggregate net unrealized appreciation as of June 30, 1997, consisted of the following:

          Aggregate gross
            unrealized
            appreciation           $16,078,688   $ 6,818,394      $ 5,007,317
          Aggregate gross
            unrealized
            depreciation             (208,756)       (7,876)      (1,027,237)
                                   -----------   -----------      -----------
              Net unrealized
                appreciation       $15,869,932   $ 6,810,518      $ 3,980,080
                                   ===========   ===========      ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

(PRICE WATERHOUSE LLP LOGO)

3100 Multifoods Tower
33 South Sixth Street
Minneapolis, MN  55402
Telephone 612 332 7000

July 24, 1997

To the Shareholders and Board of Directors of Eastcliff Funds, Inc.

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eastcliff Growth Fund, Eastcliff Total Return Fund and Eastcliff Regional Small
Capitalization Value Fund (constituting Eastcliff Funds, Inc., hereafter referred to as the "Funds") at June 30, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

                                EASTCLIFF FUNDS
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS
                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.
                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.
               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                             3100 Multifoods Tower
                             33 South Sixth Street
                          Minneapolis, Minnesota 55402

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

